Investments in Productions and Investments in Acquired Content Rights - Summary of the Company's expected future amortization expenses for capitalized programming costs (Detail) - Entertainment One Film And Television Business [Member]
$ in Thousands
Dec. 25, 2022 USD ($)
Released - 2023	$ 109,119
Released - 2024	67,227
Released - 2023	58,166
Completed and not released	42,310
Total	$ (151,429)